UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2005

Bone Care International, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	0-27854	39-1527471

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Aspen Commons, Suite 900 Middleton, Wisconsin	53562
(Address of principal executive offices)	(Zip Code)

(608) 662-7800
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events

     Bone Care International, Inc. (“Bone Care”) will hold a special meeting of its shareholders on June 30, 2005 to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of May 4, 2005, among Genzyme Corporation (“Genzyme”), Macbeth Corporation (“Macbeth”), a wholly-owned subsidiary of Genzyme, and Bone Care, which provides for merger of Macbeth with and into Bone Care and the conversion of each outstanding share of common stock of Bone Care (other than shares held by Bone Care or by Genzyme or any of its subsidiaries) into the right to receive $33.00 in cash, without interest.

     The time and place of the special meeting of shareholders will be announced at a later date.

     Bone Care will file with the Securities and Exchange Commission (the “SEC”), and furnish to its shareholders, a proxy statement soliciting proxies for the meeting of its shareholders to be called with respect to the proposed merger between Bone Care and Genzyme. BONE CARE SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Bone Care shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Bone Care shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Bone Care International, 1600 Aspen Commons, Middleton, WI, 53562, telephone: 608-662-7800, or from Bone Care’s website, http://www.BoneCare.com.

     Bone Care and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from Bone Care shareholders with respect to the proposed merger. Information regarding the people who may be considered “participants” in the solicitation of proxies will be set forth in Bone Care’s proxy statement relating to the proposed merger when it is filed with the SEC. Information regarding certain of these people and their beneficial ownership of Bone Care common stock as of October 12, 2004 is also set forth in Bone Care’s proxy statement for its 2004 Annual Meeting of Shareholders, which was filed with the SEC on October 25, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

BONE CARE INTERNATIONAL, INC.
Date: May 13, 2005	By:	/s/ Brian J. Hayden
		Name:	Brian J. Hayden
		Title:	VP Finance

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